SUMMARY PROSPECTUS	MAY 1, 2016

PARNASSUS CORE EQUITY FUNDSM

Investor Shares:  PRBLX

Institutional Shares:  PRILX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at www.parnassus.com. You can also get this information at no cost by calling (800) 999-3505 or by sending an email request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2016, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

Parnassus Core Equity Fund

Investment Objective

The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Core Equity Fund.

Parnassus Core Equity Fund
Annual Fund Operating Expenses (%)	Investor Shares		Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60		0.60
Distribution (12b-1) Fees	None		None
Other Expenses	0.28		0.07
Service Fees	0.22		None
All remaining other expenses	0.06		0.07
Total Annual Fund Operating Expenses	0.88		0.67
Expense Reimbursement	0.01		None
Total Annual Fund Operating Expenses After Expense Reimbursement	0.87	[1]	0.67	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Parnassus Core Equity Fund—Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Core Equity Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Core Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$90	$281	$488	$1,084
Institutional Shares	$68	$214	$373	$835

Portfolio Turnover

The Parnassus Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.9% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities. At least 75% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments (i.e., “cash” or cash equivalents). The Parnassus Core Equity Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund considers a large-cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000 Index (which was $7.2 billion as of February 29, 2016) measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund may purchase foreign securities directly on foreign markets. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Fund’s investment adviser (Adviser) believes have the capacity to raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team.

Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value. The Adviser also takes environmental, social and governance (“ESG”) factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation or if the company no longer meets the Adviser’s ESG criteria.

Principal Risks

All investments involve risk, and investing in the Parnassus Core Equity Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Core Equity Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.7% (quarter ended June 30, 2009), and the lowest return for a quarter was a loss of 19.2% (quarter ended December 31, 2008).

On the following page is a table comparing the performance of the Parnassus Core Equity Fund’s two share classes with that of the S&P 500 Index and the Lipper Equity Income Fund Average.
Figures are average annual returns for the one-, five- and ten-
year periods ended December 31, 2015. The table is intended
to demonstrate the risk of investing in the Fund by showing
how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance,
the S&P 500 Index, and a group of similar mutual funds, the
Lipper Equity Income Fund Average, and also how the Fund’s
performance varies from year to year.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2015)
Investor Shares
Return before Taxes	-0.55	12.68	9.89
Return after Taxes on Distributions	-2.62	11.46	8.64
Return after Taxes on Distributions and Sale of Fund Shares	1.45	10.12	7.86

Institutional Shares
Return before Taxes	-0.34	12.89	10.10
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.39	12.55	7.30
Lipper Equity Income Fund Average	-3.66	9.25	6.29

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Core Equity Fund—Institutional Shares were incepted on April 28, 2006. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Core Equity Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a portfolio manager of the Fund since 2001. He is also a Vice President of the Parnassus Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2012. He is also a Vice President of the Parnassus Funds.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 24 of the prospectus.

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Investor Shares and Institutional Shares. For Investor Shares, the minimum initial purchase is $2,000, with a minimum of $500 for certain custodial accounts and IRAs. The minimum investment in an automatic investment plan is $50. The minimum subsequent investment is $50. For Institutional Shares, the minimum initial purchase is $100,000.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at 800-999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 31 of the prospectus.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case such distribution may be taxable at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PARNASSUS FUNDS ®

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

Printed on recycled paper with soy-based ink.